SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the Commission
[X]  Definitive Proxy Statement                Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              EAGLE BROADBAND, INC.
                              ---------------------
                (Name of Registrant as Specified in Its Charter)

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         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                              EAGLE BROADBAND, INC.
                              101 Courageous Drive
                              League City, TX 77573


March 27, 2003


To Our Shareholders:

You are cordially invited to attend the Annual Meting of Shareholders of Eagle Broadband, Inc., which will be held on Thursday, May 8, 2003, at 10:00 a.m. Central Daylight Time, at 2500 South Shore Blvd., League City, Texas 77573.

Information about the Annual Meeting, including matters on which shareholders will act, may be found in the notice of annual meeting and proxy statement accompanying this letter. We look forward to greeting in person as many of our shareholders as possible.

It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the Annual Meeting, please complete, sign, date, and promptly return the accompanying proxy in the enclosed envelope. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

Sincerely yours,



Dr. H. Dean Cubley
Chairman

                              EAGLE BROADBAND, INC.
                   101 COURAGEOUS DRIVES, HOUSTON, TEXAS 77573

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 8, 2003
                                   ----------

The Annual Meeting of Shareholders of Eagle Broadband, Inc., will be held at 2500 South Shore Blvd., League City, Texas 77573, at 10:00 a.m. May 8, 2003, for the following purposes:

1. Approval of a Classified Board of Directors. To approve an amendment to Eagle's Articles of Incorporation to provide for the classification of the Board of Directors into three classes of directors with staggered three-year terms of office.

2. Election of Directors. To elect six (6) directors to the Board of Directors to serve for terms of one to three years, respectively, or until their successors are elected and qualified if Proposal No. 1 is approved, or to elect the same persons as directors for a term of one year if Proposal No. 1 is not approved.

3. Approval of Amendment of Voting Percentages. To approve an addition to Eagle's Articles of Incorporation to permit shareholder approval of future amendments to the Articles of Incorporation to be accomplished through the vote of 51% of the shares entitled to vote, as opposed to 66 2/3% of the shares entitled to vote.

4. Approval of Amendment of Special Meeting Rules. To approve an amendment to Eagle's Articles of Incorporation to provide that special meetings of the shareholders may only be called by a majority of the Board of Directors, the Chairman of the Board, the Chief Executive Officer, or the holders of at least 50% of the outstanding shares of common stock of the company.

5. Approval of Temporary Empowerment of Board. To approve an amendment to Eagle's Articles of Incorporation to empower the Board of Directors to take any and all actions necessary without further vote to enable the company to
     (a) comply with all current as well as any newly enacted SEC regulations that may be enacted prior to the next annual meetings; (b) comply with all current as well as any new American Stock Exchange requirements that may become effective prior to the next annual meeting; (c) maintain its common stock valuation in a range that will insure the continued listing of its common stock on a national exchange and protect the common interests of all of its stockholders

6. Ratification of Auditors. To ratify the selection of McManus & Co., P.C., as auditors for Eagle for the fiscal year ending August 31, 2003.

Shareholders of record at the close of business on March 27, 2003, will be entitled to notice of, and to vote at, this meeting.

By Order of the Board of Directors,


Dr. H. Dean Cubley
CHIEF EXECUTIVE OFFICER

Dated:  March 27, 2003

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES WILL BE VOTED IF YOU ARE NOT ABLE TO ATTEND THE ANNUAL MEETING.

                              EAGLE BROADBAND, INC.

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                         ANNUAL MEETING OF SHAREHOLDERS

         The Board of Directors of Eagle Broadband, Inc., a Texas corporation, prepared this proxy statement for the purpose of soliciting proxies for our Annual Meeting of Shareholders. Our Annual Meeting will be held at 2500 South Shore Blvd., League City, Texas 77573, at 10:00 a.m. May 8, 2003, unless adjourned or postponed. The Board is making this solicitation by mail, and Eagle will pay all costs associated with this solicitation. When you see the term "we," "our," or "Eagle," it refers to Eagle Broadband, Inc., and its subsidiaries.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

         Our common stock is the only type of security entitled to vote at the Annual Meeting. Each shareholder of record on March 27, 2003 is entitled to one vote for each share of common stock held by such shareholder on said record date. Shares of common stock may not be voted cumulatively. Abstentions and broker non-votes will be treated as shares which are present for purposes of determining the existence of a quorum, but which are not present for purposes of determining whether a proposal has been approved. The term "broker non-vote" refers to shares held by a broker in street name which are present by proxy, but which are not voted on a matter pursuant to rules prohibiting brokers from voting on non-routine matters without instructions from the beneficial owner of the shares. In the event a broker votes on a routine matter, such vote will count as both present and voted for the purposes of determining whether a proposal has been approved.

Quorum Required

         Our Bylaws provide that the holders of a majority of our common stock issued and outstanding and entitled to vote and that are present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Votes Required

         PROPOSAL 1. Approval of the amendment to our Articles of Incorporation to provide for a classified board of directors requires the affirmative vote of holders of 66 2/3% of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as votes against the proposal.

         PROPOSAL 2. Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. This means the six (6) nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee's total. Shareholders may not cumulate votes in the election of directors.

         PROPOSAL 3. Approval of the addition to our Articles of Incorporation to permit shareholder approval of future amendments to our Articles of Incorporation to be accomplished through the vote of 51% of the shares entitled to vote, as opposed to 66 2/3% of the shares entitled to vote, requires the affirmative vote of 66 2/3% of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as votes against the proposal.

         PROPOSAL 4. Approval of Amendment of Special Meeting Rules. Approval of the amendment to our Articles of Incorporation to provide that special meetings of the shareholders may only be called by a majority of the Board of Directors, the Chairman of the Board, the Chief Executive Officer, or the holders of at least 50% of the outstanding shares of common stock of the company requires the affirmative vote of holders of 66 2/3% of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as votes against the proposal.

         PROPOSAL 5. Approval of the amendment to our Articles of Incorporation to empower the Board of Directors to take any and all actions necessary without further vote to enable the company to (a) comply with all current as well as any newly enacted SEC regulations that may be enacted prior to the next annual meetings; (b) comply with all current as well as any new American Stock Exchange requirements that may become effective prior to the next annual meeting; (c) maintain its common stock valuation in a range that will insure the continued listing of its common stock on a national exchange and protect the common interests of all of its stockholders This Proposal will include the empowerment of the Board of Directors to amend our Articles of Incorporation and By-Laws to change the par value of our shares, reduce or subdivide the number of outstanding shares, and to authorize the continued buyback of our shares if in the sole opinion of the Board of Directors such actions are necessary and appropriate to protect shareholder value. This empowerment of the Board may be terminated or modified upon the approval of a Proposal to modify or terminate at our next annual meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have no effect on the proposal.

         PROPOSAL 6. Ratification of the appointment of McManus & Co., P.C. as our independent public accountants for the fiscal year ending August 31, 2003, requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have no effect on the proposal.

Proxies

         Whether or not you are able to attend the Annual Meeting, you are urged to complete and return the enclosed proxy, which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the nominees for election to the Board of Directors (as set forth in Proposal No. 1), FOR Proposal No. 2, and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. You may also revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the company at our principal executive offices before the beginning of the Annual Meeting. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

Solicitation of Proxies

         We will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any additional soliciting material furnished to shareholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse these persons for their costs of forwarding the solicitation material to the beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees, or agents of the company. No additional compensation will be paid to these individuals for any such services.

            PROPOSAL 1 - APPROVAL OF A CLASSIFIED BOARD OF DIRECTORS

         Our Board of Directors has approved and recommended that the shareholders approve an amendment to our Articles of Incorporation, as presently amended, (the "Articles"), to provide for the classification of our Board of Directors into three classes of directors with staggered terms of office.
Article VII of Appendix A to this Proxy Statement sets forth the text of the proposed amendment to the Articles to be added as a new paragraph.

         Our Bylaws now provide that all directors are to be elected annually to serve until their successors have been elected and qualified. Texas law permits provisions in the articles of incorporation approved by shareholders that provide for a classified board of directors. The proposed amendment to the Articles would provide that directors will be classified into three classes, as nearly equal in number as possible. One class of directors, initially consisting of C. J. Reinhartsen and Lorne E. Persons, Jr., would hold office initially for a one-year term expiring at the Annual Meeting to be held in 2004; a second class of directors, initially consisting of Messrs. A. L. Clifford and Glenn Allan Goerke, would hold office initially for a two-year term expiring at the Annual Meeting to be held in 2005; and a third class of directors, initially consisting of Messrs. H. Dean Cubley and Christopher W. Futer, would hold office initially for a three-year term expiring at the Annual Meeting to be held in 2006. At each Annual Meeting following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding Annual Meeting after their election and until their successors have been duly elected and qualified.

         The proposed classified board amendment may discourage hostile takeover bids for Eagle. Currently, a change in control of the Board of Directors can be made by shareholders holding a majority of the votes cast at a single annual meeting. If we implement a classified board of directors, it will take at least two annual meetings for a majority of shareholders to effect a change in control of the Board of Directors, because only a minority of the directors will be elected at each meeting.

         The classified board proposal is designed to assure continuity and stability in the Board of Directors' leadership and policies. While management has not experienced any problems with such continuity in the past, it wishes to ensure that this experience will continue. The Board of Directors also believes that the classified board proposal will assist the Board of Directors in protecting the interests of our shareholders in the event of an unsolicited takeover attempt of Eagle. Because of the additional time required to change control of the Board of Directors, the classified board proposal will tend to deter takeover attempts. Without the ability to obtain immediate control of the Board of Directors, a takeover bidder will not be able to take action to remove other impediments to a takeover of Eagle. Because the classified board proposal will increase the amount of time required for a takeover bidder to obtain control of Eagle without the cooperation of the Board of Directors, even if the takeover bidder were to acquire a majority of Eagle's outstanding stock, it will tend to discourage certain tender offers. The proposed classification of the Board of Directors is not being recommended in response to a currently pending or threatened attempt to acquire control of Eagle.

         If the number of directors is increased by the Board of Directors and the resultant vacancies are filled by the Board of Directors, those additional directors will serve only until the next annual meeting of shareholders, at which time they will be subject to election and classification by the shareholders. If any director is elected by the Board of Directors to fill a vacancy that occurs as a result of the death, resignation, or removal of another director, that director will hold office until the annual meeting of shareholders at which the director who died, resigned, or was removed would have been required, in the regular order of business, to stand for re-election, even though that term may extend beyond the next annual meeting of shareholders.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO PROVIDE FOR CLASSIFICATION OF THE BOARD OF DIRECTORS.

                       PROPOSAL 2 - ELECTION OF DIRECTORS

         The Board of Directors as proposed consists of six (6) members. The Board has nominated for election Messrs. H. Dean Cubley, Christopher W. Futer,
A. L. Clifford, Glenn Allan Goerke, C. J. Reinhartsen, and Lorne E. Persons, Jr. The shares represented by the enclosed proxy will be voted for the election as directors of the six (6) nominees named below to serve until the 2003 Annual Meeting or until their successors have been duly elected and qualified. The six
(6) nominees receiving the highest number of votes cast at the Annual Meeting will be elected. If any of the nominees becomes unavailable for any reason or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the enclosed proxy may be voted for such other person or persons recommended by the Board of Directors as may be determined by the holders of the proxy.

Director Nominees

         DR. H. DEAN CUBLEY. Dr. Cubley has served as chairman of the board and chief executive officer of Eagle since March 1996 and as president from March 1996 until September 2001. Before that, Dr. Cubley served as vice-president of Eagle Telecom, Inc. from 1993 to March 1996. Dr. Cubley is also a member of the Oversight Committee for the University of Houston Epitaxy Center, which managed the Wake Shield Flight aboard the Shuttle in September 1995. Dr. Cubley has over 35 years of extensive experience in the field of telecommunications. From 1965 to 1984, Dr. Cubley worked for the NASA Manned Spacecraft Center in the Electromagnetic Systems Branch of the Engineering and Development Directorate. For a five-year portion of that period, Dr. Cubley was the Antenna Subsystems Manager for all spacecraft antenna systems for the Shuttle Program. Dr. Cubley's duties included overall responsibility for the design, development, costs schedules and testing of the antennas and hardware for all Shuttle flights. Throughout his career, Dr. Cubley has authored or co-authored over fifty publications. In addition, he has a total of ten patents and patents-pending registered in his name. Dr. Cubley received a bachelor of science degree in electrical engineering from the University of Texas in 1964 and a masters degree in electrical engineering from the University of Texas in 1965. In 1970, Dr. Cubley received his Ph.D. in electrical engineering from the University of Houston.

         CHRISTOPHER W. "JAMES" FUTER. Mr. Futer has served as a director of Eagle since March 1996 and served as vice president of Eagle from 1996 to August 2002. Before that, Mr. Futer served as sales manager of Eagle Aerospace, Inc. Telecom Division from November 1994 until February 1996. Mr. Futer's spectrum of experience has included work in the fields of hi-tech flight simulation and display technologies (especially those of light emitting diodes and liquid crystal displays), and in consumer electronics. Most recently, he has been involved in pager design, manufacture and marketing, as well as the wider field of messaging equipment. His international background includes work with Hatfield Instrument, Canadian Aviation Electronics, located in Montreal, Canada, General Instruments, Litronix, and Siemens. In 1975, he was instrumental in implementing a major "turn-key" technology transfer from Canada to the (then) Soviet Union for the manufacture of hand-held electronic calculators, an operation which the Soviets then improved from the consumer level and adapted to suit their particular requirements. Since 1975, Mr. Futer has had extensive in-depth experience of interfacing with Pacific Rim countries. In 1992 and 1993, he spent time in the People's Republic of China coordinating a successful technology transfer for one of the first pager manufacturing facilities.

         A. L. CLIFFORD. Mr. Clifford has served as a director since December 1996. Mr. Clifford has served as president of Clifford & Associates for over five years, a company involved in the distribution of electrical and electronic products throughout the Midwest. Mr. Clifford is a graduate of the University of Miami, where he studied business and attended law school.

         DR. GLENN ALLAN GOERKE. Dr. Goerke has served as a director since March 2000. Dr. Goerke has served as vice president of Edusafe Systems, Inc. since 1996. Dr. Goerke is president emeritus of the University of Houston and currently serves a director of The Institute for the Future of Higher Education. Prior to his current position, Dr. Goerke served as president of the University of Houston from June 1995 to September 1997, and president of the University of Houston - Clear Lake from August 1991 to June 1995 and has been associated with the University of Houston system since 1986. While at the University of Houston, Dr. Goerke initiated significant international program development with particular focus on Mexico and Taiwan and received the "Breaking the Mold" award given by the Texas Comptroller's Office for responsible fiscal planning efforts. Dr. Goerke was named "Manager of the Year" by the Texas Gulf Coast Council of the National Management Association in 1992. Dr. Goerke received his Ph.D. in Adult and Higher Education from Michigan State University in 1962. Dr. Goerke received his M.A. and B.A. degrees from Eastern Michigan University in 1955 and 1952, respectively.

         C. J. (JIM) REINHARTSEN. Mr. Reinhartsen has recently been appointed to fill a vacant director position. He served as President of the Clear Lake Area Economic Development Foundation (CLAEDF) from 1993 to the present time. His accomplishments at CLAEDF included initiating a regional coalition, subsequently expanded to a national level, to support NASA and the aerospace industry and initiating a successful strategy to diversify the economic profile of the Clear Lake region. Prior to his association with CLAEDF, Mr. Reinhartsen was part of the Grumman Aerospace management team and established a manufacturing presence with energy companies the target market. This venture prospered and expanded to $60 million in sales and employed 600 people. His knowledge and long-term relationships with area educational institutions, the NASA Johnson Space Center, manufacturing, marketing, and economic development bring valuable knowledge to Eagle Broadband.


         LORNE E. PERSONS, JR. Mr. Persons' nomination as a director has been accepted by the Board to be included in the next election of directors. With over 28 years experience in the insurance industry, Mr. Persons is president of National Insurance Marketing Corporation, Aurora, Colorado, currently contracted to National States Insurance Company as a regional sales and recruiting director in a five-state area. He recruits and manages a sales force of 230 agents and brokers that has proven to be the second largest producer of life insurance sales within National States Insurance Company.

Committees of the Board and Attendance

         The Board of Directors currently has standing Audit and Compensation Committees. The Board of Directors does not have a nominating committee. The members of the standing committees are identified in the following table:

                                                   COMMITTEES
          DIRECTOR                        Audit              Compensation
                                          -----              ------------
   A. L. Clifford                          X                      X
   Glenn Allan Goerke                      X                      X
   Nancy L. Main                           X*                     X*
   C. J. (Jim) Reinhartsen                 X**                    X**

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* Ms. Main served on the Audit and Compensation Committees until her resignation in October 2002.

** Mr. Reinhartsen has served on the Audit and Compensation Committees since December 2002.

         The Audit Committee held seven (7) meetings during the last fiscal year, and it is authorized to nominate our independent auditors and to review with the independent auditors the scope and results of the audit engagement. The Audit Committee is also authorized to review and assess our internal controls to evaluate business risk and to ensure compliance with laws and regulations. For further information, see the "Audit Committee Report" below.

         The Compensation Committee, which held seven (6) meetings during our last fiscal year, recommends compensation levels for our executive officers and consultants and is authorized to consider and make grants of options pursuant to any approved stock option plan and to administer the plan.

         We held seven (7) Board meetings during the last fiscal year. Each director attended at least 75% of all Board meetings and meetings of committees of which each director was a member, either in person or by telephone conference calls.

Compensation of Directors

         Directors received $2,000 cash and 2,500 shares of common stock for every meeting that they attended in person and $1,250 cash and 1,250 shares of common stock for every meeting that they participated in via teleconference. Beginning fiscal 2003, this compensation was increased to $2,000 cash and $2,500 in shares of common stock, and $1,000 cash and $1,250 in shares of common stock, for meetings attended in person and via teleconference, respectively.

         THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of November 29, 2002, a total of 76,410,000 shares of our common stock were outstanding. The following table sets forth, as of November 29, 2002, certain information with respect to shares beneficially owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (b) each of our directors, (c) the executive officers named in the Summary Compensation Table below, and (c) all current directors and executive officers as a group.

         Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

         To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the business address of the individuals listed is Eagle Broadband, Inc., 101 Courageous Drive, Houston, Texas 77573.

                                                          SHARES BENEFICIAL OWNED AS OF NOVEMBER 29, 2002
                                                          -----------------------------------------------
        BENEFICIAL OWNER                                  NUMBER OF SHARES               PERCENT OF CLASS
        ----------------                                  ----------------               ----------------
        H. Dean Cubley                                          167,919(1)                 Less than 1%

        Christopher W. Futer                                     45,323(2)                 Less than 1%

        A. L. Clifford                                          464,872(3)                 Less than 1%

        Glenn Allan Goerke                                       53,750(4)                 Less than 1%

        Manny M. Carter                                          24,979                    Less than 1%

        C. J. Reinhartsen                                             0                    Less than 1%

        All current directors and executive
        officers as a group (6 persons)                         756,843(5)                 Less than 1%

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(1) Includes an option to purchase 3,333 shares of common stock at an exercise price of $1.50 per share and an option to purchase 1,923 shares of common stock at an exercise price of $2.00 per share.

(2) Includes an option to purchase 5,000 shares of common stock an exercise price of $1.25 per share, an option to purchase 2,667 shares of common stock an exercise price of $1.50 per share, and an option to purchase 1,538 shares of common stock at an exercise price of $2.00 per share. The Futer Family Trust owns 378,945 shares of common stock. Mr. Futer disclaims beneficial ownership of these shares, as well as voting and disposition power of the shares.

(3) Includes 105,000 shares, which are held in the name of The Clifford Family Trust, and 61,667 shares held by Mr. Clifford's wife.

(4) Includes options to purchase 25,000 shares of common stock at an exercise price of $2.00 per share.

(5)      Includes options to purchase 39,461 shares of common stock.

                               EXECUTIVE OFFICERS

         Our directors and executive officers are as follows:

         NAME                                        AGE                                OFFICE HELD
         ----                                        ---                                -----------
         H. Dean Cubley                              61                         Chairman of the Board of Directors and Chief
                                                                                    Executive Officer
         Christopher W. Futer                        64                         Director

         Manny M. Carter                             62                         President, Chief Operating Officer, and
                                                                                    Director
         Richard Royall                              56                         Chief Financial Officer
         A. L. Clifford                              57                         Director
         Glenn Allan Goerke                          71                         Director
         C. J. Reinhartsen                           60                         Director

         The following biographical information is for Mr. Royall (please see Proposal 1 for biographical information about our director nominees):

         RICHARD R. ROYALL has served as chief financial officer since March 1996. Mr. Royall has been a certified public accountant since 1971. From 1971 to 1976, Mr. Royall was employed with Haskins & Sells, Laventhol & Horwath (a partner from 1976 to 1986), and Bracken, Krutilek & Royall (1986). In 1986, Mr. Royall practiced accounting as a sole proprietor. Since 1987, Mr. Royall has been a partner in Royall & Fleschler, certified public accountants. In addition, Mr. Royall serves as financial officer and director of companies operating in the finance and chemical industries, including Fleetclean Systems, Inc., none of which are affiliated with Eagle.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires our directors, executive officers, and the persons who beneficially own more than ten percent of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to us. Based solely on the reports received by us and on the representations of the reporting persons, we believe that these persons have complied with all applicable filing requirements during the fiscal year ended August 31, 2002.

Executive Compensation

         The following table contains compensation data for H. Dean Cubley, our Chief Executive Officer.

                           SUMMARY COMPENSATION TABLE

                                                      ANNUAL               LONG TERM
                                                   COMPENSATION       COMPENSATION AWARDS
                                                   ------------       ---------------------
                                                                      Securities Underlying        ALL OTHER
              NAME AND                                Salary                 Options             COMPENSATION
         PRINCIPAL POSITIONS             YEAR           ($)                    (#)                   ($)
         -------------------             ----      ------------       ---------------------      ------------
H. Dean Cubley, Chairman & CEO           2002         275,000                   --                     --
                                         2001         216,666                   --                     --
                                         2000         100,000                1,923                     --

Manny M. Carter, Director, President     2002         175,000                   --                     --
   & COO


Options, Warrants, and Stock Appreciation Rights

         Our 1996 Stock Option Plan provides for the issuance of an aggregate of 1,000,000 shares of common stock. No options under the plan were issued to any executive officers or directors in fiscal 2002.

         The following table sets forth information concerning option exercises during the fiscal year ended August 31, 2002 and option holdings as of August 31, 2002 with respect to our named executive officers. No stock appreciation rights were outstanding at the end of the fiscal year.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                             Value         Number of Securities            Value of Unexercised
                        Shares Acquired    Realized       Underlying Unexercised               In-the-Money
Name                    on Exercise (#)       ($)          Options at FY-End (#)          Options at FY-End ($)
----                    ---------------    --------     ---------------------------    ----------------------------
                                                        Exercisable   Unexercisable    Exercisable    Unexercisable
                                                        -----------   -------------    -----------    -------------
H. Dean Cubley                --              --           5,256              --             --              --
Manny M Carter                --              --              --              --             --              --

         The fair market value of our common stock at August 31, 2002 was $.50 per share. Since the exercise price of the options listed above are between $1.50 and $2.00 per share, the options were not in-the-money as of the end of our fiscal year, and no value is set forth in the above table under Securities and Exchange Commission rules.

                     EXECUTIVE EMPLOYMENT AGREEMENTS SUMMARY

Both Dr. H. Dean Cubley and Manny M. Carter have existing employment agreements with the Company.

Dr. Cubley's current agreement for the position of chief executive officer at an annual salary of $275,000 is effective through October 1, 2004. The agreement includes incentives of options and warrants at 125% of market based on revenues of company and market capitalization of company. No incentives have been earned to date.

Mr. Carter's current agreement for the position of president and chief operating officer at an annual salary of $175,000 is effective through September 1, 2003. The agreement includes incentives of options and warrants at 115% of market price based on revenues of company and market capitalization of company. No incentives earned to date.

Both Dr. Cubley and Mr. Carter's agreements have early termination provisions and standard non-compete, non-disclosure, trade secret, and proprietary information protection.

                           RELATED PARTY TRANSACTIONS

         On April 1, 2000, the Company entered into a one-year agreement with Synchton Incorporated, an entity controlled by Dr. Cubley's son, whereby Synchton will provide professional business services to Eagle. The agreement automatically renews on an annual basis, and it is terminable prior to the annual renewal by providing Synchton, Inc. with ninety days advance written notice. As compensation for these services, the Company pays Synchton $10,000 per month.

            PROPOSAL 3 - APPROVAL OF AMENDMENT OF VOTING PERCENTAGES

         We are asking shareholders to amend the company's Articles of Incorporation to provide that the affirmative vote of 51% rather than at least 66 2/3% of the voting power of all of the then outstanding shares of capital stock entitled to vote generally in the election of directors is required to amend our Articles in the future.

         As currently in effect, the Texas Business Corporations Act requires the affirmative vote of at least 66 2/3% of the voting power of all of the then outstanding shares of the capital stock of the company entitled to vote generally for the election of directors to amend our Articles. The Board of Directors proposes that Article XII of the Articles be amended to reduce the vote required to amend the Articles in the future to 51% of the voting power of all of the then outstanding shares of capital stock of the company entitled to vote generally in the election of directors of the company. The full text of the amendment to Article XII is set forth in the Amended and Restated Articles of Incorporation attached as Appendix A to this proxy statement.

         The Board of Directors supports the proposal to amend the Articles. The Board of Directors believes that if shareholders who own, in the aggregate, at least 51% of the voting power of the outstanding shares of the capital stock of the company entitled to vote generally for the election of directors want to change the company's Articles, they should be able to do so.

POSSIBLE EFFECTS OF THE PROPOSED AMENDMENT

         The Board of Directors has determined after due consideration that requiring a supermajority to amend the Articles is no longer in the best interests of the company or its shareholders. For example, this requirement may potentially impede the company's growth and development.

         This proposed amendment to Article XII would make it easier for our shareholders to change any provisions in our Articles. Currently, the holders of a minority of the total shares of the company's capital stock outstanding and entitled to vote have a veto power over any changes to the Articles.

         In considering this proposal, shareholders should be aware that Texas corporate law, which requires a supermajority to amend the Articles unless the shareholders approve a lesser percentage, dictates the current supermajority requirement. The requirement that a supermajority is needed prior to amending the Articles can serve to protect against abusive or unfair tactics in unsolicited attempts to buy the company but can make the growth of the company more difficult. These provisions are intended to enhance the likelihood of continuity and stability in the composition of the Board of Directors and in the policies formulated by the Board of Directors and to discourage certain types of transactions that may involve an actual or threatened change of control of the company. These provisions are designed to reduce the company's vulnerability to an unsolicited acquisition proposal and to discourage certain tactics that may be used in proxy fights. The removal of the supermajority may make the company more prone to such tactics.

         The Board of Directors believes that the elimination of the supermajority requirement will not have a negative material effect on the anti-takeover protection afforded to the company and its shareholders. For example, if the proposal set forth in Proposal 1 is approved, the Articles will provide that the Board of Directors will be divided into three classes of directors, with each class serving a staggered three-year term. This classification system of electing directors may tend to discourage a third party from making a tender offer or otherwise attempting to obtain control of the Company, as the classification of the Board of Directors generally increases the difficulty of replacing a majority of the directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO PROVIDE FOR THE REDUCTION OF THE REQUIRED VOTE TO MAKE FUTURE AMENDMENTS TO 51% OF THE OUTSTANDING SHARES OF CAPITAL STOCK ENTITLED TO VOTE.

        PROPOSAL 4 - APPROVAL OF LIMITATIONS FOR CALLING SPECIAL MEETINGS

         Our Board of Directors proposes that you approve the amendment of our Articles to provide that special meetings of shareholders may be called only by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, a committee of the Board duly designated and whose powers and authority include the power to call meetings, or by the holders of 51% or more of the shares entitled to vote at the proposed special meeting.

         If the proposal is approved, Article VIII of our Articles of Incorporation attached as Appendix A would be amended. We urge each stockholder to read carefully Article VIII of our new Amended and Restated Articles of Incorporation before voting on this proposal.

         Our existing Articles provide that special meetings of stockholders may be called by the Board of Directors, the Chairman of the Board, the President, a committee of the Board duly designated and whose powers and authority include the power to call meetings, or by the holders of at least 30% or more of the shares entitled to vote at the proposed special meeting. The proposal would incorporate the foregoing provisions into our amended Articles of Incorporation, changing the right of shareholders to call a special meeting, unless they hold at least 51% of the outstanding shares entitled to vote at the proposed special meeting.

         The Board believes that the proposal would provide for the orderly conduct of all company affairs at special meetings of shareholders. If the proposal is approved, shareholders could not force shareholder consideration of a proposal over the opposition of the Board, unless the shareholders held at least 51% of the outstanding shares entitled to vote at the proposed special meeting. The proposal may have the effect of impeding or discouraging efforts by potential bidders to obtain control of the company.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO PROVIDE FOR LIMITATIONS ON THE CALLING OF SPECIAL MEETINGS.

      PROPOSAL 5 - APPROVAL OF AMENDMENT TO GRANT BOARD TEMPORARY AUTHORITY
             TO RESPOND TO CHANGING REGULATORY AND MARKET CONDITIONS

         Our Board of Directors proposes that you approve the amendment of our Articles to grant the Board of Directors special temporary authority to respond to any changing regulatory requirement or adverse market condition that would have an adverse effect on our company and its common stock should a timely response not be possible under current provisions of the Articles. Under normal conditions if a change was required in the Articles of Incorporation to comply with new SEC or American Stock Exchange requirements or other market driven factors this proposed change would be included on the annual Proxy and voted upon at the Annual Meeting. Any item to be voted on at the Annual Meeting must be known months in advance of the meeting in order to be included in the Proxy. The cost associated with obtaining the Proxy vote and conducting the annual meeting is substantial because of the large number of shareholders. Calling of a special meeting of the shareholders is currently permitted by our Articles but requires almost as much advance notice and has essentially the same cost as the normal annual meeting. Because of these factors it would be likely that without this special temporary amendment to the Articles an unforeseen change in regulation or market conditions could have adverse effects on the company before a formal vote of all shareholders would be possible. Therefore the Board of Directors is requesting this special but temporary authority to act to preclude such an event and to allow the Board to protect the best interests of the shareholders. This temporary authority would only be used if in the opinion of the Board waiting until the next annual meeting could have a negative effect on the shareholders.

         Specifically, the Board of Directors is requesting an amendment to our Articles of Incorporation to empower the Board of Directors to take any and all actions necessary without further vote of all shareholders to enable the company to (a) comply with all current as well as any newly enacted SEC regulations that may be enacted prior to the next annual meetings; (b) comply with all current as well as any new American Stock Exchange requirements that may become effective prior to the next annual meeting; (c) maintain its common stock valuation in a range that will insure the continued listing of its common stock on a national exchange and protect the common interests of all of its stockholders prior to the next annual meeting. This Proposal may include, among other actions, the empowerment of the Board of Directors to amend our Articles of Incorporation and By-Laws to change the par value of our shares, reduce or subdivide the number of outstanding shares, and to authorize the continued buyback of our shares, if in the sole opinion of the Board of Directors such immediate actions are necessary and appropriate to protect shareholder value. This empowerment of the Board may be terminated or modified upon the approval of a Proposal to modify or terminate at our next annual meeting. Article XVI of Appendix A to this Proxy Statement sets forth the text of the proposed amendment to the Articles to be added as a new paragraph.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO PROVIDE FOR A SPECIAL BUT TEMPORARY AUTHORITY OF THE BOARD TO REACT TO EMERGENCY SITUATIONS.

           PROPOSAL 6 - RATIFY THE APPOINTMENT OF MCMANUS & CO., P.C.

         The Board of Directors would like the shareholders to ratify the appointment of McManus & Co., P.C., as independent auditors for the fiscal year ending August 31, 2003. The engagement of McManus & Co., P.C., for audit services has been approved by the Board of Directors and audit committee.

         A representative of McManus & Co., P.C., our principal accountants for the current fiscal year and the most recently completed fiscal year, is expected to be present at the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

         In the event the shareholders do not ratify the appointment of McManus & Co., P.C., as independent auditors for the fiscal year ending August 31, 2003, the Board of Directors will consider the adverse vote as direction to select other auditors for the following year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, it is contemplated that the appointment for the current fiscal year will be permitted to stand unless the Board finds other good reason for making a change.

Audit Fees

         The aggregate fees billed by McManus & Co., P.C. for professional services rendered for the audit of our annual financial statements for the fiscal year ended August 31, 2002, and for the reviews of the financial statements included in our quarterly reports on Form 10-Q for that fiscal year were $56,090.

Financial Information Systems Design and Implementation Fees and All Other Fees

         McManus & Co., P.C. rendered no other services, including professional services to us for information technology services relating to financial information systems design and implementation, for the fiscal year ended August 31, 2002.

         THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF MCMANUS & CO., P.C., AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING AUGUST 31, 2003.

                             AUDIT COMMITTEE REPORT

         In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the company. The Audit Committee recommends to the Board of Directors, subject to shareholder approval, the selection of the company's independent accountants. The Audit Committee is comprised of Messrs. A. L. Clifford, C. J. Reinhartsen, and Glenn Allan Goerke. Mr. Goerke and Mr. Reinhartsen are independent directors, as defined by The American Stock Exchange's listing standards. Mr. Clifford is not an independent director, as defined by The American Stock Exchange's listing standards. Mr. Reinhartsen has recently been appointed to the Board and the Audit Committee to fill a vacancy created by the resignation of Ms. Nancy Main for personal reasons.

         Management is responsible for the company's internal controls. The independent auditors for the company, McManus & Co., P.C. ("McManus"), are responsible for performing an independent audit of the company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee has general oversight responsibility with respect to financial reporting, and reviews the results and scope of the audit and other services provided by McManus.

         The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and McManus, nor can the Audit Committee certify that McManus is "independent" under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel, and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee members in business, financial, and accounting matters.

         In this context, the Audit Committee has met and held discussions with management and McManus. Management represented to the Audit Committee that the company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and McManus. The Audit Committee discussed with McManus matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         McManus also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with McManus their independence.


         Based upon the Audit Committee's discussion with management and McManus and the Audit Committee's review of the representations of management and the report of McManus to the Audit Committee, the Audit Committee recommended that the Board of Directors include the company's audited consolidated financial statements in the Eagle Broadband, Inc. Annual Report on Form 10-K for the year ended August 31, 2002 filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors of Eagle Broadband,
Inc.: A. L. Clifford and Glenn Allan Goerke

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Our Compensation Committee for the fiscal year ended August 31, 2002, consisted of A. L. Clifford, Glenn Allan Goerke, and Nancy L. Main. None of our executive officers or board members served on a compensation committee for any other company.

                      REPORT OF THE COMPENSATION COMMITTEE

OVERVIEW

The Compensation Committee of the Board of Directors supervises our executive compensation. We seek to provide executive compensation that will support the achievement of our financial goals while attracting and retaining talented executives and rewarding superior performance. In performing this function, the Compensation Committee reviews executive compensation surveys and other available information.

We seek to provide an overall level of compensation to our executives that are competitive within our industry and other companies of comparable size and complexity. Compensation in any particular case may vary from any industry average on the basis of annual and long-term performance as well as individual performance. The Compensation Committee will exercise its discretion to set compensation where in its judgment external, internal or individual circumstances warrant it. In general, we compensate our executive officers through a combination of base salary, annual incentive compensation in the form of cash bonuses and long-term incentive compensation in the form of stock options.

Base salary levels for our executive officers are set generally to be competitive in relation to the salary levels of executive officers in other companies within our industry or other companies of comparable size, taking into consideration the position's complexity, responsibility and need for special expertise. In reviewing salaries in individual cases the Compensation Committee also takes into account individual experience and performance.

We provide long-term incentive compensation through our stock option plan. The number of shares covered by any grant is generally determined by the then current stock price, subject in certain circumstances, to vesting requirements. In special cases, however, grants may be made to reflect increased responsibilities or reward extraordinary performance.

CHIEF EXECUTIVE OFFICER COMPENSATION

Dr. H. Dean Cubley was elected to the position of chief executive officer in 1996. Dr. Cubley's salary was increased from $216,666 to $275,000 during the fiscal year ended August 31, 2002. Dr. Cubley received no incentive bonus during such fiscal year.

The overall goal of the Compensation Committee is to insure that compensation policies are established that are consistent with our strategic business objectives and that provide incentives for the attainment of those objectives. This is affected in the context of a compensation program that includes base pay, annual incentive compensation and stock ownership.

Submitted by the Compensation Committee of the Board of Directors of Eagle Broadband, Inc.: A. L. Clifford and Glenn Allan Goerke

STOCK PRICE PERFORMANCE GRAPH

This section includes a line graph comparing the cumulative total stockholder return on: our common stock against the cumulative total return of the NASDAQ Index and the communications equipment peer group ("Peer Group") for the period of five fiscal years commencing August 30, 1997, and ending August 31, 2002. The graph and table assume that $100 was invested on August 30, 1997, in each of our common stock, the NASDAQ Index and the Peer Group, and that all dividends were reinvested. Our Peer Group consists of companies that we believe are engaged in the same or similar business as Eagle Broadband. The comparisons shown in the graph below are based upon historical data. The stock price performance shown in the graph below is not necessarily indicative of, nor intended to forecast, the potential future performance of our common stock.

                              [CHART APPEARS HERE]

              COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE COMPANIES, PEER GROUPS, INDUSTRY INDEXES AND/OR BROAD MARKETS


                                                   Fiscal Year Ending
                            -----------------------------------------------------------------
                            10/24/1997  8/29/1998  8/31/1999  8/31/2000  8/31/2001  8/31/2002
                            ----------  ---------  ---------  ---------  ---------  ---------
EAGLE BROADBAND, INC.         100.00      29.87       31.96     140.29      18.89     11.11
Communications Equip, NEC     100.00     107.19      115.28     283.48      60.84     26.38
NASDAQ Market Index           100.00      94.34      173.24     271.31     118.24     87.99

                  STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

         Under Rule 14a-8 of the Exchange Act, proposals that shareholders intend to have included in our proxy statement and form of proxy for our next annual meeting must be received no later than August 31, 2003. Moreover, with respect to any proposal by a shareholder not seeking to have the proposal included in the proxy statement but seeking to have the proposal considered at our next annual meeting, pursuant to our Bylaws, such shareholder must provide written notice of such proposal to our Secretary at our principal executive offices by October 16, 2003. With respect to a proposal not to be included in the proxy statement, in the event notice is not timely given, and the proposal is permitted at the annual meeting, the persons who are appointed as proxies may exercise their discretionary voting authority with respect to such proposals, if the proposal is considered at our next annual meeting, even if the shareholders have not been advised of the proposal. In addition, shareholders must comply in all respects with the rules and regulations of the Securities and Exchange Commission then in effect and the procedural requirements of our Bylaws.

                                  ANNUAL REPORT

         We have provided a copy of our Annual Report on Form 10-K with this proxy statement. We will provide exhibits to the Annual Report on Form 10-K upon request. Please send any such requests to Eagle Broadband, Inc., 101 Courageous Drive, Houston, Texas 77573, Attention: Investor Relations.

                                  OTHER MATTERS

         The Board knows of no other business to come before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the accompanying form of proxy or their substitutes will vote in their discretion on those matters.

                               By Order of the Board of Directors



                               H. DEAN CUBLEY, Chief Executive Officer


March 27, 2003
League City, Texas

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

                                                                      APPENDIX A

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION


                                    ARTICLE I

         The name of the corporation is Eagle Broadband, Inc.

                                   ARTICLE II

         The period of its duration is perpetual.

                                   ARTICLE III

         The purpose or purposes for which the Corporation is organized are:

         (a) To manufacture, repair, buy, sell, service, install, deal in, and to engage in, conduct and carry on the business of manufacturing, repairing, buying, selling, servicing, installing, importing, exporting, and dealing goods, wares and merchandise of every class and description throughout the world.

         (b) To contract for erection, construction, repair, or improvement of any building, structure or improvement, public or private, and to erect, construct, repair or improve same or any part thereof, and to acquire, own and prepare for use any materials for said purposes.

         (c) To do any or all things necessary or incident to the business of the Corporation and to exercise and possess the powers herein set forth as fully as natural persons, whether as principal, agent or otherwise.

         (d) To engage in the transaction of any and all lawful business for which corporations may be incorporated under the Act.

                                   ARTICLE IV

         This total number of shares of stock which the Corporation shall have authority to issue is 200,000,000 shares of common stock, par value $.001 per share ("Common Stock"), and 5,000,000 shares of preferred stock, par value $.001 per share ("Preferred Stock").

         Shares of Preferred Stock of the Corporation may be issued from time to time in one or more classes or series, each of which class or series shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation ("Board of Directors") prior to the issuance of any shares thereof. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Texas.

         Subject to all of the rights of the Preferred Stock or any series thereof described in appropriate articles of incorporation, the holders of the Common Stock shall be entitled to receive, when, as, and if declared by the Board of Directors, out of funds legally available therefore, the dividends payable in cash, common stock, or otherwise.

                                    ARTICLE V

         The Corporation will not commence business until it has received for the issuance of its shares consideration of the value of One Thousand Dollars ($1,000.00), consisting of money, labor done, or property actually received, which sum is not less than One Thousand Dollars ($1,000.00).

                                   ARTICLE VI

         The office address of the Corporation's registered office is 101 Courageous Drive, League City, Texas 77573, and the name of the registered agent as such address is H. Dean Cubley.

                                   ARTICLE VII

         Section 1. Board of Directors. The number of directors constituting the Board of Directors of the Corporation shall equal not less than two (2) nor more than ten (10) as the Board may determine by resolutions from time to time. Directors need not be residents of the State of Texas or shareholders of the Corporation.

         Section 2. Names and Address. The names and addresses of the persons who are elected to serve as directors until their successors have been elected and qualified are:

         Name                                        Address
         ----------------------                      -----------------------------------------------
         H. Dean Cubley                              101 Courageous Drive, League City, Texas 77573
         Christopher W. Futer                        101 Courageous Drive, League City, Texas 77573
         A. L. Clifford                              101 Courageous Drive, League City, Texas 77573
         Glenn Allan Goerke                          101 Courageous Drive, League City, Texas 77573
         C. J. Reinhartsen                           101 Courageous Drive, League City, Texas 77573
         Lorne E. Persons, Jr.                       101 Courageous Drive, League City, Texas 77573

         Section 3. Increase or Decrease of Directors. The number of directors may be increased or decreased from time to time by amendment to the Bylaws; but no decrease shall have the effect of shortening the term of any incumbent director, and the number of directors shall not be decreased to less than two
(2) directors. In the absence of a Bylaw fixing the number of directors, the number shall be three (3).

         Section 4. Classification. The Board of Directors shall be divided into three (3) classes as nearly equal in number as possible (each, a "Class"), known as Class I, Class II and Class III. Directors of Class I first chosen at the annual meeting of stockholders held in 2003 shall hold office until the first annual meeting of the stockholders following their election, such annual meeting of the stockholders to be held in 2004; directors of Class II first chosen at the annual meeting of stockholders held in 2003 shall hold office until the second annual meeting following their election, such annual meeting of the stockholders to be held in 2005; and directors of Class III first chosen at the annual meeting of stockholders held in 2003 shall hold office until the third annual meeting following their election, such annual meeting of the stockholders to be held in 2006. At each annual meeting of stockholders beginning with the annual meeting of stockholders held in 2004, directors chosen to succeed those whose terms then expire shall be elected for a term of office expiring at the third succeeding annual meeting of stockholders after their election. When the number of directors is changed, any newly created directorships or any decreases in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as possible. When the number of directors is increased by the Board of Directors and the resultant vacancies are filled by the Board of Directors, such additional directors shall serve only until the next annual meeting of stockholders, at which time they shall be subject to election and classification by the stockholders. In the event that any director is elected by the Board of Directors to fill a vacancy which occurs as a result of the death, resignation, or removal of another director, such director shall hold office until the annual meeting of stockholders at which the director who died, resigned, or was removed would have been required, in the regular order of business, to stand for re-election, even though such term may thereby extend beyond the next annual meeting of stockholders. Each director who is elected as provided in this Article shall serve until his or her successor is duly elected and qualifies.

                                  ARTICLE VIII

         Preemptive rights shall not be permitted.

                                   ARTICLE IX

         Provisions for the regulations of the internal affairs of the Corporation are:

         Section 1. Voting Rights, Voting for Directors. Upon each matter submitted to a vote at every meeting of the shareholders of the Corporation, every holder of common stock shall be entitled to one (1) vote for each share of common stock standing in his name on the books of the Corporation. At each election for directors every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. It is expressly prohibited for any shareholder to cumulate his votes in any election of directors.

         Section 2. Bylaws. The initial Bylaws of the Corporation shall be adopted by its Board of Directors. The Board of Directors shall have the power to alter, amend or repeal the Bylaws from time to time, subject to the reserved power of the shareholders at any meeting of the shareholders to alter, amend or repeal any provision of the Bylaws or to adopt new Bylaws.

                                    ARTICLE X

         No director of the Corporation shall be liable to the Corporation or its shareholders or members for monetary damages for any act or omission in such director's capacity as a director, except for (i) a breach of such director's duty of loyalty to the Corporation or its shareholders or members; (ii) an act of omission not in god faith that constitutes a breach of duty of the director to the Corporation, or an act or omission that involves intentional misconduct or a knowing violation of the law; (iii) a transaction from which a director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office; or (iv) and act or omission for which the liability of a director is expressly provided by an applicable statute.

                                   ARTICLE XI

         The Corporation shall indemnify all current and former directors and officers of the Corporation to the fullest extent of the applicable law, including, without limitation, Article 2.02-1 of the Texas Business Corporation Act.
                                   ARTICLE XII

         Any action required by the Texas Business Corporation Act, as amended, to be taken at any annual or special meeting of shareholders of the Corporation, or any action which may be taken at any annual or special meeting of shareholders of the Corporation, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.

         The vote of shareholders required for approval of any amendment of the articles of incorporation of the corporation for which the Texas Business Corporation Act requires a shareholder vote, shall be (in lieu of any greater vote required by the Texas Business Corporation Act) the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon, unless any class or series of shares is entitled to vote as a class thereon, in which event the vote outstanding shares within each class or series of shares entitled to vote thereon as a class and at least a majority of the outstanding shares otherwise entitled to vote thereon.

                                  ARTICLE XIII

         Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time only by the Board of Directors or a committee thereof, the Chairman of the Board, the Chief Executive Officer, or by the holders of at least 50% of all the shares entitled to vote at the proposed special meeting.

                                   ARTICLE XIV

         Without necessity for action by its shareholders, the Corporation may purchase, directly or indirectly, its own shares to the extent of the aggregate of unrestricted capital surplus available therefore and unrestricted reduction surplus available therefor.

                                   ARTICLE XV

         Section 1. The holders of at least a majority of the shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at any meeting of the shareholders of the Corporation.

         Section 2. No contract or other transaction between the Corporation and one or more of its directors, officers or security holders or between the Corporation and another corporation, partnership, joint venture, trust or other enterprise of which one or more of the Corporation's directors, officers or security holders are security holders, members, officers, directors or employees or in which they are otherwise interested, directly or indirectly, shall be invalid solely because of such relationship or solely because such a director, officer or security holder is present or participates in any meeting of the Board of Directors or Committee thereof authorizing the contract or other transaction or solely because his or their votes are counted for such purposes if (a) the material facts as to his relationship or interest an as to the contract or other transaction are known or disclosed to the Board of Directors or committee thereof, and such board or committee in good faith authorizes the contract or other transaction by the affirmative vote of a majority of the disinterested directors even though the disinterested directors are less than a quorum; or (b) the material facts as to his or their relationship or interest and as to the contract or other transaction are known or disclosed to the shareholders entitled to vote thereon, and the contract or other transaction is approved in good faith by a vote of the shareholders; or (c) the contract or other transaction is fair as to the Corporation as of the time the Corporation enters into such contract or other transaction.

                                   ARTICLE XVI

         The Board of Directors is empowered to take any and all actions necessary without further vote of all shareholders to enable the company to (a) comply with all current as well as any newly enacted SEC regulations that may be enacted prior to the next annual meetings; (b) comply with all current as well as any new American Stock Exchange requirements that may become effective prior to the next annual meeting; and (c) maintain its common stock valuation in a range that will insure the continued listing of its common stock on a national exchange and protect the common interests of all of its stockholders prior to the next annual meeting. This Proposal may include, among other actions, the empowerment of the Board of Directors to amend our Articles of Incorporation and By-Laws to change the par value of our shares, reduce or subdivide the number of outstanding shares, and to authorize the continued buyback of our shares, if in the sole opinion of the Board of Directors such immediate actions are necessary and appropriate to protect shareholder value. This empowerment of the Board may be terminated or modified upon the approval of a Proposal to modify or terminate at our next annual meeting.

EAGLE BROADBAND, INC.


-----------------------------------------
H. Dean Cubley, Chief Executive Officer

                              EAGLE BROADBAND, INC.

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                       DIRECTORS OF EAGLE BROADBAND, INC.
               FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                MAY 8, 2003, AT 10:00 A.M. CENTRAL DAYLIGHT TIME

The undersigned shareholder of Eagle Broadband, Inc. (the "Company") hereby appoints H. Dean Cubley or Manny M. Carter, or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this Proxy all the shares of common stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 2500 South Shore Blvd., League City, Texas 77573, on Thursday, May 8, 2003, at 10:00 a.m. Central Daylight Time, and any and all adjournments or postponements thereof, with all of the powers which the undersigned would possess if personally present. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, AND 6 AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED SHAREHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERING TO THE CORPORATE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE ANNUAL MEETING AND VOTING IN PERSON.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4, 5, AND 6.

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE

                                                           For        Against      Abstain
1.  To approve an amendment to the Company's
    Articles of Incorporation to provided for
    a classified Board of Directors.                       [ ]          [ ]          [ ]

2.  Election of Directors. If shareholders
    approve Proposal 1, the nominees will
    serve For all nominees except: staggered terms of one, two, or three years. If shareholders do not approve Proposal 1, each nominee will be elected for a one-year term.

    Nominee for Class I Director                          For All         Withheld All
    (term to  expire in 2004)

        (i)   C. J. (Jim) Reinhartsen
        (ii)  Lorne E. Persons                               [ ]               [ ]

                                                           For all nominees except:


                                                         -----------------------------
                                                           (write nominee's name)

    Nominee for Class II Director                         For All         Withheld All
    (term to expire in 2005)

        (i)   A. L. Clifford
        (ii)  Glenn Allan Goerke                             [ ]               [ ]

                                                           For all nominees except:


                                                         -----------------------------
                                                             (write nominee's name)

    Nominees for Class III Directors
    (term to expire in 2006)                              For All         Withheld All

        (i)   H. Dean Cubley
        (ii)  Christopher W. Futer                           [ ]               [ ]

                                                           For all nominees except:


                                                         -----------------------------
                                                             (write nominee's name)

3.  To approve an addition to the Company's                For        Against      Abstain
    Articles of Incorporation to change
    the vote required to amend the Articles                [ ]          [ ]          [ ]
    in the future to 51%.

4.  To approve an amendment to the Company's               For        Against      Abstain
    Articles of Incorporation to limit
    the calling of special meetings of shareholders.       [ ]          [ ]          [ ]

5.  To approve an addition to the Company's                For        Against      Abstain
    Articles of Incorporation regarding
    temporary empowerment of the Board.                    [ ]          [ ]          [ ]

6.  To ratify the appointment of McManus &                 For        Against      Abstain
    Co., P.C. as the Company's independent
    accountants for the fiscal year ending                 [ ]          [ ]          [ ]
    August 31, 2003.


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.


The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement.


DATED:______________________________       _____________________________________
                                           [Signature]


                                           -------------------------------------
                                           [Signature if jointly held]


                                           -------------------------------------
                                           [Printed Name]


Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in fact, or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.